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                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 3

                          Dated as of December 18, 2002

                                       to

                           SECOND AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                         Dated as of September 24, 2002

      THIS AMENDMENT NO. 3 (this "Amendment") dated as of December 18, 2002 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor, NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Collection Agent, ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise"), as a Conduit Investor, COMPASS US ACQUISITION, LLC, a Delaware limited liability company ("Compass"), as a Conduit Investor, GIRO MULTI-FUNDING CORPORATION, a bankruptcy-remote special purpose company incorporated in Delaware ("GMFC"), as a Conduit Investor, ASSET ONE SECURITIZATION, LLC ("Asset One"), as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO as Class A Bank Investors, BANK OF AMERICA, N.A. ("Bank of America"), as Class B Investor, WESTLB AG, NEW YORK BRANCH ("WestLB"), as an Administrative Agent, BAYERISCHE LANDESBANK, NEW YORK BRANCH ("BLB"), as an Administrative Agent, SOCIETE GENERALE ("SG"), as an Administrative Agent and BANK OF AMERICA, N.A., as an Administrative Agent and as Agent.

                             PRELIMINARY STATEMENTS

            A. The Transferor, the Collection Agent, Compass, Enterprise, GMFC, Asset One, the Class A Bank Investors, the Class B Investor, WestLB, as an Administrative Agent, BLB, as an Administrative Agent, SG, as an Administrative Agent and Bank of America, as an Administrative Agent and as Agent, are parties to that certain Second Amended and Restated Transfer and Administration Agreement dated as of September 24, 2002 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

            B. The parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to TAA. Effective as of the Effective Date (as defined below), the TAA is amended as follows:
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            1.1 Clause (a) of the definition of "Concentration Factor" in
Section 1.1 of the TAA is amended in its entirety to read as follows:

                  "(a) in the case of any Commercial Obligor or Hospital Obligor that does not have a Special Concentration Limit (as defined below), 5% of the Class A Net Investment outstanding on such date; provided that, subject to clause (c) below, (i) for so long as Aetna Inc. is rated at least BBB- by Standard & Poor's and at least Baa3 by Moody's and, if rated by Fitch Ratings ("Fitch"), at least BBB- by Fitch, the Concentration Factor for Aetna Inc. shall be 7.0% of the Class A Net Investment outstanding on such date, (ii) for so long as Cigna Corp. is rated at least A- by Standard & Poor's and at least A3 by Moody's and, if rated by Fitch, at least A- by Fitch, the Concentration Factor for Cigna Corp. shall be 10% of the Class A Net Investment outstanding on such date, (iii) for so long as clause
            (ii) does not apply but Cigna Corp. is rated at least BBB+ by Standard & Poor's and at least Baa1 by Moody's and, if rated by Fitch, at least BBB+ by Fitch, the Concentration Factor for Cigna Corp. shall be 7% of the Class A Net Investment outstanding on such date and (iv) for so long as United Healthcare Corporation is rated at least A- by Standard & Poor's and at least A3 by Moody's and, if rated by Fitch, at least A- by Fitch, the Concentration Factor for United Healthcare Corporation shall be 10% of the Class A Net Investment outstanding on such date;".

            1.3 The definition of "Defaulted Receivable" in Section 1.1 of the TAA is amended to delete the words "from the original due date" and to substitute therefor the words "from the original due date when a contract exists with an Originating Entity that is part of the dialysis products division of the Parent Group and otherwise from the original invoice date".

            1.4 The definition of "Delinquent Receivable" in Section 1.1 of the TAA is amended to delete the words "from the original due date" and to substitute therefor the words "from the original due date when a contract exists with an Originating Entity that is part of the dialysis products division of the Parent Group and otherwise from the original invoice date".

            SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date (the "Effective Date") on which the following conditions precedent have been satisfied:

            (a) the Agent shall have received counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Class A Bank Investors, the Class B Investor, the Administrative Agents and the Agent; and

            (b) to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each applicable Rating Agency that the execution and delivery of this Amendment will not result in the reduction or withdrawal of the then current ratings of its Commercial Paper.
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    ENTERPRISE FUNDING CORPORATION,
                                    as a Conduit Investor

                                    By: /s/ Kevin P. Burns
                                        ----------------------------------------
                                    Name: Kevin P. Burns
                                    Title: Vice-President


                                    COMPASS US ACQUISITION, LLC,
                                    as a Conduit Investor

                                    By: /s/ Douglas K. Johnson
                                        ----------------------------------------
                                    Name: Douglas K. Johnson
                                    Title: President:


                                    GIRO MULTI-FUNDING CORPORATION,
                                    as a Conduit Investor

                                    By: /s/ Frank B. Bilotta
                                        ----------------------------------------
                                    Name: Frank B. Bilotta
                                    Title: Vice President


                                    NMC FUNDING CORPORATION,
                                    as Transferor

                                    By: /s/ Marc Lieberman
                                        ----------------------------------------
                                    Name: Marc Lieberman
                                    Title: Treasurer


                                    NATIONAL MEDICAL CARE, INC., as
                                    Collection Agent

                                    By: /s/ Marc Lieberman
                                        ----------------------------------------
                                    Name: Marc Lieberman
                                    Title: Treasurer


                                Signature Page to
                                 Amendment No. 3
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                                    BANK OF AMERICA, N.A., as Agent,
                                    as an Administrative Agent and as a
                                    Class A Bank Investor

                                    By: /s/ John K. Svolos
                                        ----------------------------------------
                                    Name: John K. Svolos
                                    Title: Principal


                                    WESTLB AG, NEW YORK BRANCH, as an
                                    Administrative Agent and as a Class A
                                    Bank Investor

                                    By: /s/ Christian C. Brune
                                        ----------------------------------------
                                    Name: Christian C. Brune
                                    Title: Director, Global Securitization
                                           Americas

                                    By: /s/ Anne Lacombe
                                        ----------------------------------------
                                    Name: Anne Lacombe
                                    Title: Director


                                    BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                    as an Administrative Agent and as a
                                    Class A Bank Investor

                                    By: /s/ Alexander Kohnert
                                        ----------------------------------------
                                    Name: Alexander Kohnert
                                    Title: Senior Vice President

                                    By: /s/ Lori-Ann Wynter
                                        ----------------------------------------
                                    Name: Lori-Ann Wynter
                                    Title: Vice President


                                    LANDESBANK HESSEN-THUERINGEN
                                    GIROZENTRALE, as a Class A
                                    Bank Investor

                                    By: /s/ Martin Scheele
                                        ----------------------------------------
                                    Name: Dr. Martin Scheele
                                    Title: Vice President

                                    By: /s/ Jens Doring
                                        ----------------------------------------
                                    Name: Jens Doring
                                    Title: Associate


                                Signature Page to
                                 Amendment No. 3
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                                    BANK OF AMERICA, N.A.,
                                    as a Class B Investor

                                    By: /s/ Richard L. Nichols, Jr.
                                        ----------------------------------------
                                    Name: Richard L. Nichols, Jr.
                                    Title: Managing Director


                                    ASSET ONE SECURITIZATION, LLC,
                                    as a Conduit Investor

                                    By: /s/ Doris J. Hearn
                                        ----------------------------------------
                                    Name: Doris J. Hearn
                                    Title : Vice President


                                    SOCIETE GENERALE,
                                    as an Administrative Agent
                                    and as a Class A Bank Investor

                                    By: /s/ Evelyn Echevarria
                                        ----------------------------------------
                                    Name: Evelyn Echevarria
                                    Title : Vice President

                                    By: /s/ Sharyanne McSwain
                                        ----------------------------------------
                                    Name: Sharyanne McSwain
                                    Title: Director



                                Signature Page to
                                 Amendment No. 3